UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2008
Exact Name of Registrant as Specified in
	Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 8.01	Other Events
Retail Transmission Rate Request
     On February 13, 2008, the Arizona Corporation Commission (the “ACC”) voted to approve Arizona Public Service Company’s (“APS”) request to pass through to APS’ retail customers approximately $30 million annually to cover increased transmission rates authorized by the Federal Energy Regulatory Commission (the “FERC”). The FERC-authorized rate increase also includes approximately $7 million annually to be charged to wholesale customers. This retail rate increase implements an ACC-approved mechanism by which changes in transmission charges to serve APS’ retail customers can be reflected in APS’ retail rates. Both the rate increases authorized by the FERC and the ACC will be effective March 1, 2008 and are subject to refund pending final outcome of FERC proceedings on the matter. For additional information regarding the FERC rate case, see “FERC Rate Case” in Note 5 of Notes to Condensed Consolidated Financial Statements in the Pinnacle West Capital Corporation/APS Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2007.
Line Extension Schedule
     On February 13, 2008, the ACC also voted to approve the ACC staff’s recommended order, with minor modifications, which revises APS’ line extension schedule to eliminate certain construction allowances for new or upgraded service and allows related payments received by APS to be treated as contributions in aid of construction, rather than as non-refundable other electric revenues as APS requested. The approved order is consistent with APS’ proposed line extension schedule amendments in all significant respects except for the accounting treatment described above. For additional information regarding APS’ proposed amendments and accounting treatment, see “APS General Rate Case and Power Supply Adjustor” in Note 5 of Notes to Condensed Consolidated Financial Statements in the Pinnacle West Capital Corporation/APS Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2007 and “Line Extension Schedule” in the Pinnacle West Capital Corporation/APS Current Report on Form 8-K filed December 21, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: February 13, 2008	By:	/s/ Donald E. Brandt
Donald E. Brandt
Executive Vice President and Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: February 13, 2008	By:	/s/ Donald E. Brandt
Donald E. Brandt
President and Chief Financial Officer